UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2023

SmileDirectClub, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39037	83-4505317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Union Street Nashville, Tennessee	37219
(Address of Principal Executive Offices)	(Zip Code)

(800) 848-7566
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Class A common stock, par value $.0001 per share	SDC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 18, 2022, SmileDirectClub, Inc. (the “Company”) received a letter from the Listing Qualifications Staff (the "Staff") of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price for the Company’s Class A common stock for the prior 30 consecutive business days, the Company no longer satisfied the minimum bid price requirement for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Rule”). In accordance with the Nasdaq Listing Rules, the Company was provided a 180-day grace period to regain compliance with the Rule, through May 17, 2023.

On May 18, 2023, the Staff notified the Company that, based upon the Company’s continued non-compliance with the Rule as of May 17, 2023, the Company’s securities were subject to delisting unless the Company timely requests a hearing before a Nasdaq Hearings Panel (the “Panel”). The Company plans to timely request a hearing before the Panel; that request will stay any further action by Nasdaq at least pending the issuance of the Panel’s decision following the hearing and the expiration of any extension that may be granted to the Company by the Panel.

The Company believes that its strategic growth initiatives and continued focus on financial discipline, which the Company expects will lead to positive Adjusted EBITDA by the third quarter of 2023 and positive Free Cash Flow by the fourth quarter of 2023, will enable the Company to regain compliance with the Rule. There can be no assurance that the Panel will grant the Company’s request for an extension to regain compliance with the Rule or that the Company will evidence compliance with the Rule within any extension period that may be granted by the Panel. The Company is also currently evaluating other options for regaining compliance with the Rule, including the option to enact a reverse split.

We utilize certain non-GAAP financial measures, including Free Cash Flow and Adjusted EBITDA, to evaluate our actual operating performance and for the planning and forecasting of future periods. We define Free Cash Flow as net cash used in operating activities less net cash used in investing activities. We define Adjusted EBITDA as net loss, plus depreciation and amortization, interest expense, income tax expense (benefit), equity-based compensation, loss on extinguishment of debt, impairment of long-lived assets, abandonment and other related charges and certain other non-operating expenses, such as one-time store closure costs associated with our real estate repositioning strategy, severance, retention and other labor costs, certain one-time legal settlement costs, and unrealized foreign currency adjustments. We use Adjusted EBITDA when evaluating our performance when we believe that certain items are not indicative of operating performance. Adjusted EBITDA provides useful supplemental information to management regarding our operating performance, and we believe it will provide the same to members/stockholders.

In the event the Company does not obtain an extension or does not regain compliance with the Rule within the extension period that may be granted, trading in the Company’s securities on Nasdaq would be suspended and would thereafter occur in the over-the-counter OTC Markets system.

Item 8.01.  Other Events.

On August 27, 2020, Align Technology, Inc. (“Align”) filed an arbitration demand against the Company alleging that the Company breached the Amended and Restated Supply Agreement (the “Align Agreement”) between the parties and the Company, subsequently, filed counterclaims against Align alleging breaches by Align under the Align Agreement. The arbitration proceeded in two phases to address the parties’ claims. The hearing on the initial phase addressing Align’s claims and one of the Company’s counterclaims occurred in July 2022 and the second phase of the arbitration addressing the balance of the Company’s counter claims hearing occurred in February 2023.

On October 27, 2022, the arbitrator issued an interim award against the Company on certain of Align’s claims, specifically stating that it was not final award, and that final award would be issued after the second phase of the arbitration and subsequent proceedings on attorneys’ fees, interest, and costs. A final award was issued on May 18, 2023 against the Company, which could be material to the Company’s financial statements and position. This final award must still be confirmed by a state court in California prior to becoming enforceable.

In light of what the Company views as the improper preclusion of critical evidence during the arbitration proceedings and other misconduct (among other things), the Company plans to file a motion to vacate the final award, which the Company believes will present the court with compelling grounds to overturn the award . The Company intends to vigorously oppose any confirmation of the interim or final award.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical facts may be forward-looking statements. Forward-looking statements generally relate to future events and include, without limitation, projections, forecasts and estimates about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans, and objectives. Some of these statements may include words such as “expects,” “anticipates,” “believes,” “estimates,” “targets,” “plans,” “potential,” “intends,” “projects,” and “indicates.”

Although they reflect our current, good faith expectations, these forward-looking statements are not a guarantee of future performance, and involve a number of risks, uncertainties, estimates, and assumptions, which are difficult to predict. Some of the factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward-looking statements include, but are not necessarily limited to: the ultimate result of the Align arbitration; the current noncompliance with the minimum bid requirement pursuant to the Nasdaq Listing Rules and the Company’s plans to regain compliance with the Rule; our ability to consummate our convertible note exchange and secure additional financing, the duration and magnitude of the COVID-19 pandemic and related containment measures; our management of growth; the execution of our business strategies, implementation of new initiatives, and improved efficiency; our sales and marketing efforts; our manufacturing capacity, performance, and cost; our ability to obtain future regulatory approvals; our financial estimates and needs for additional financing; consumer acceptance of and competition for our clear aligners; our relationships with retail partners and insurance carriers; our R&D, commercialization, and other activities and expenditures; the methodologies, models, assumptions, and estimates we use to prepare our financial statements, make business decisions, and manage risks; laws and regulations governing remote healthcare and the practice of dentistry; our relationships with vendors; the security of our operating systems and infrastructure; our risk management framework; our cash and capital needs; our intellectual property position; our exposure to claims and legal proceedings; and other factors described in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMILEDIRECTCLUB, INC.

Date: May 24, 2023	By: /s/ Troy Crawford
Troy Crawford
Chief Financial Officer